UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2026

Datavault AI Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-38608 (Commission File Number)	30-1135279 (IRS Employer Identification No.)

One Commerce Square, 24th Floor

Philadelphia, Pennsylvania 19103

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (408) 627-4716

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	DVLT	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On February 3, 2026, Datavault AI Inc. (“Datavault”) issued a press release outlining the terms and conditions for the previously announced dividend of Dream Bowl Meme Coin II tokens (the “Meme Coins”) to eligible record holders of common stock, par value $0.0001 per share, of Datavault (the “Common Stock”) and other equity securities of Datavault. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K (including Exhibit 99.1 attached hereto) is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference into any filing by Datavault, under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously announced on December 29, 2025, Datavault’s board of directors (the “Board”) declared a dividend (the “Distribution”) of Meme Coins to eligible record holders of Common Stock and other equity securities of Datavault (the “Record Holders”). Such eligible holders are the holders of eligible Datavault securities, in each case as of the close of business on January 7, 2026 (such date, subject to the right of the board of directors of Datavault to change to a later date, the “Record Date”). The eligible Datavault securities held by the Record Holders as of the Record Date are collectively referred to herein as the “Datavault Securities.”

The Distribution will be made beginning on February 21, 2026 (or such other date as determined by the Board, the “Distribution Date”). The Distribution will be made to the Record Holders on the basis of one (1) Meme Coin for every sixty (60) shares of Common Stock held (or, for Datavault Securities other than Common Stock, shares of Common Stock underlying such Datavault Securities (“Common Stock Equivalents”) held, subject to the contractual terms of such securities) by such holders as of the Record Date. Record Holders holding fewer than sixty (60) shares of Common Stock (or Common Stock Equivalents) as of the Record Date will not be entitled to receive any Meme Coins. Record Holders holding more than sixty (60) shares of Common Stock (or Common Stock Equivalents) as of the Record Date in increments of other than sixty (60) shares will be entitled to receive such number of Meme Coins as is determined by dividing the number of shares of Common Stock (or Common Stock Equivalents) held by each such holder as of the Record Date by sixty (60) (rounding down to the nearest increment of sixty (60) shares). For example, a Record Holder holding one hundred and twenty-five (125) shares of Common Stock as of the Record Date will only be entitled to receive two (2) Meme Coins (i.e., one (1) Meme Coin in respect of each sixty (60) shares of Common Stock (or Common Stock Equivalents) held as of the Record Date).

For Record Holders to receive their portion of the Distribution, such holders must:

(i)	have (or set up) a digital wallet with Datavault into which the Meme Coins can be delivered on or after the Payment Date; and
(ii)	elect to receive the Distribution by completing, executing and submitting an Opt-In Agreement (the “Opt-In Agreement”) to Datavault’s Information Agent, Alliance Advisors (the “Information Agent”) via the Distribution Website (as defined below) (together, the “Payment Conditions”).

All Record Holders must initiate the process of electing to receive their respective portion of the Distribution by having (or setting up) a digital wallet with Datavault and completing the Opt-In Agreement by navigating to www.dreambowlcoin2.com (the “Distribution Website”) hosted by the Information Agent.

Commencing on February 4, 2026, the Information Agent will mail to the Record Holders a letter describing the Distribution and informing such holders about the process of electing to receive their respective portion of the Distribution (the “Information Letter”). However, if any Record Holder holds its shares of Datavault Common Stock in an account at a brokerage firm, bank, dealer or other similar organization, then such holder holds their shares in “street name” and the organization holding such account should receive the Information Letter from Datavault and will be responsible for further distributing the Information Letter to such holders. The Information Letter instructs Record Holders that they must elect to receive their respective portion of the Distribution by accessing the Distribution Website at www.dreambowlcoin2.com.

On the Distribution Website, Record Holders will be able to access an FAQ regarding the Distribution, instructions for setting up a digital wallet with Datavault, and a form of Opt-In Agreement to be completed by each such holder.

Record Holders who do not elect to participate in the Distribution and satisfy the Payment Conditions will not be eligible to receive any payment of the Meme Coins until such time as the Payment Conditions have been satisfied, and in the case of any shares of Datavault Common Stock held in “street name” with a brokerage firm, bank, dealer or other similar organization, until such time as the Information Agent has also been able to verify such Record Holder’s holdings with such brokerage firm, bank, dealer or other similar organization.

The foregoing summary of the Distribution and the above referenced materials does not purport to be complete and is qualified in its entirety by reference to the full text of the (i) form of information letter distributed to Record Holders, (ii) form of Opt-In Agreement for Record Holders, (iii) sample instructions for setting up a digital wallet with Datavault, and (iv) frequently asked questions regarding the Distribution, copies of which are filed herewith as Exhibits 99.2, 99.3, 99.4, and 99.5, respectively.

Cautionary Note Regarding Forward-Looking Statements

The information in this Current Report on Form 8-K may contain “forward-looking statements” (within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, the Private Securities Litigation Reform Act of 1995, as amended, and other securities laws) about Datavault AI Inc. (“Datavault,” the “Company,” “us,” “our,” or “we”) and our industry that involve risks and uncertainties. In some cases, forward-looking statements can be identified by words such as “may,” “might,” “will,” “shall,” “should,” “expects,” “plans,” “anticipates,” “could,” “intends,” “target,” “projects,” “contemplates,” “believes,” “estimates,” “predicts,” “potential,” “goal,” “objective,” “seeks,” “likely” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. The absence of these words does not mean that a statement is not forward-looking.

Such forward-looking statements, including, but not limited to, statements regarding our declaration and/or payment of dividends, our expectations regarding the terms and/or timing of the Distribution (including that the Board may change the Record Date and/or the Distribution Date and may revoke the Distribution entirely), and whether we will proceed with the Distribution, are necessarily based upon estimates and assumptions that, while considered reasonable by Datavault and its management, are inherently uncertain. Forward-looking statements are based on the current beliefs, assumptions, and expectations of management and current market conditions. Readers are cautioned not to place undue reliance on these and other forward-looking statements contained herein. There can be no assurance that future dividends will be declared, and the payment of any dividend is expressly conditioned on the Board not revoking any or all dividends before their respective distribution dates. Actual results may differ materially from those indicated by these forward-looking statements as a result of various risks and uncertainties including, but not limited to, the following: risks related to legal proceedings that may be instituted against Datavault regarding the Distribution; risks associated with the right of the Board to change the Record Date and/or the Distribution Date, and/or to revoke the Distribution prior to the Distribution Date; changes in economic, market or regulatory conditions; risks relating to evolving regulatory frameworks applicable to tokenized assets; and other risks and uncertainties as more fully described in Datavault’s filings with the SEC including its Annual Report on Form 10-K for the year ended December 31, 2024 and other filings that Datavault makes from time to time with the SEC, which are available on the SEC’s website at www.sec.gov, and could cause actual results to vary from expectations.

The forward-looking statements made in this Current Report on Form 8-K relate only to events as of the date on which the statements are made. Datavault undertakes no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events, except as required by law. Datavault may not actually achieve the plans, intentions or expectations disclosed in its forward-looking statements, and you should not place undue reliance on such forward-looking statements. Datavault’s forward-looking statements do not reflect the potential impact of any future acquisitions, mergers, dispositions, joint ventures or investments it may make.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Press Release dated February 3, 2026
99.2	Form of Information Letter Distributed to Record Holders
99.3	Form of Opt-In Agreement for Record Holders
99.4	Sample instructions for setting up a digital wallet with Datavault AI Inc.
99.5	Frequently Asked Questions regarding the Dream Bowl 2026 Meme Coin II
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAVAULT AI INC.

By:	/s/ Brett Moyer
Name: Brett Moyer
Title: Chief Financial Officer

Date: February 3, 2026